Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jui-Kung Wang, Chief Executive Officer, certify that:

The Form 10-Q of Color Imaging, Inc. for the period ended September 30, 2003, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Color Imaging, Inc. for the periods presented.



/S/ JUI-KUNG WANG
--------------------------------
Name:   Jui-Kung Wang
Date:   October 24, 2003



This certification is being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Color Imaging, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Color Imaging, Inc. and will be retained by Color Imaging, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.